Insurance - Liabilities for excess benefits expected to be paid on future deaths and annuitizations, guaranteed withdrawal benefits and accrued persistency and premium bonuses (Details) - USD ($)
$ in Millions
	Dec. 31, 2020	Dec. 31, 2019
Insurance [Abstract]
Expected death and annuitization	$ 260	$ 232
Guaranteed withdrawal benefits	817	625
Accrued persistency and premium bonuses	$ 0	$ 1